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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Lipkin, Director of EBL&S, Inc., the Managing General Partner of NPAMLP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of operations of NPAMLP.


                      National Property Analysts Master Limited
                      Partnership
                      ----------------------------------------------------------
                      (Registrant)

                      Date:  August 13, 2002
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                      By:    EBL&S, Inc., its managing general partner
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                      By:     /s/ Edward B. Lipkin
                             ---------------------------------------------------
                             Name:  Edward B. Lipkin
                             Title: Director